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               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
             INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO


                                                           CUSIP NO. 233092 10 5

                                      DCH
SHARES                            TECHNOLOGY                              SHARES

                  AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                PAR VALUE: 3.01

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF


               ***Shares of DCH Technology, Inc. common stock*** transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


     DAVID HABERMAN                                     W. L. FIRESTONE
/s/ [SIGNATURE ILLEGIBLE]                          /s/ [SIGNATURE ILLEGIBLE]
---------------------------                        ---------------------------
                  Secretary                                          President
                                    [SEAL]


     NOT VALID UNLESS COUNTERSIGNED                 Countersigned Registered
      BY TRANSFER AGENT                           HOLLADAY STOCK TRANSFER INC.
                                              4350 E. CAMELBACK ROAD, SUITE 100F
                                                       Pheonix, AZ 85016

                                                  By _________________________
                                                        Authorized Signature

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NOTICE:   Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations :

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
            TEN COM - as tenants in common               UNIF GIFT MIN ACT - ............Custodian.........
            TEN ENT - as tenants by the entireties                              (Cust)             (Minor)
            JT TEN - as joint tenants with right of
                     survivorship and not as tenants                         under Uniform Gifts to Minors
                     in common                                               Act..........................
                                                                                       (State)

                           Additional abbreviations may also be used though not in the above list.

                      For Value Received, ___________ hereby sell, assign and transfer unto

            PLEASE INSERT SOCIAL SECURITY OR OTHER
                IDENTIFYING NUMBER OF ASSIGNEE
            --------------------------------------

            --------------------------------------

            _______________________________________________________________________________________________
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

            _______________________________________________________________________________________________

            _______________________________________________________________________________________________

            _________________________________________________________________________________________Shares
            of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

            _______________________________________________________________________________________Attorney
            to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

            Dated ___________________



                     ______________________________________________________________________________________
                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
                             THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR
                             ENLARGEMENT OR ANY CHANGE WHATEVER

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